united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/18

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2018

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear fellow shareholders:

Domestic equity market returns over the previous six months really need to be broken down into two specific periods. The fourth quarter of 2017 and January of 2018 were a continuation of what the markets had experienced since the election in 2016: contracting volatility, narrowing leadership and steadily rising equity prices. The market changed abruptly in February with a dramatic return of volatility and declining equity prices. In the six month period ended March 31, 2018, The Covered Bridge Fund (TCBIX) was up 2.30%. We are pleased with this performance during this period of substantial market volatility.

In last fall’s annual report, we mentioned that a factor that had an impact on performance in 2017 was a reduction in market volatility. This could be seen in the level of the Chicago Board Options Exchange Volatility Index which reflects a market estimate of future volatility and is commonly known as the VIX. In calendar 2017, the level of the VIX averaged 11.10; this is down approximately 30% from the calendar 2016 average of 15.84 and fiscal 2015 average of 16.68. Lower volatility has a direct impact on option prices and reduces the amount of income the Fund receives from writing options. Depressed levels of the VIX can go on for periods of time but eventually volatility in the markets will return to the long term average of 19.45. This finally reversed course during the first quarter of 2018 with the VIX at one point spiking to over 50 and averaging 17.38 for the quarter. We believe this increase in volatility will continue and move back in line with historic averages.

Our single best performing company during this reporting period was once again Apple Inc. (6.3%). We also saw a resurgence of retailers in the last six months ended March 31, 2018. Some of the top performing investments in the Fund were in the retail space such as Kohl’s Corporation (.47%), Target Corp. (1.5%) and Nordstrom, Inc. (1.4%). While we have reduced our exposure to these consumer names, we continue to believe they are still relatively attractive compared to the overall market and intend on maintaining our investments as we continue to analyze fundamentals at the micro and macro levels.

Select companies in the industrial sector were the largest negative contributors to the Fund’s performance over the last six months ended March 31, 2018. General Electric Company (3.3%) was the worst performing investment in the Fund. The company has experienced a number of challenges as it continues to restructure. We still believe the new management staff has a realistic vision going forward and the current stock price does not reflect the potential value of the company. The consumer staples sector fell out of favor with investors during this reporting period. Investments such as Proctor & Gamble Company (2.8%) and CVS Health Corporation (1.8%) were among the worst performing stocks in the Fund. However, we believe this is a temporary sector shift in the market and these are valuable long-term investments, particularly in times of increasing volatility or economic slowdown.

During the period, the Fund also benefited from a small position in a protective put on the S&P 500. We added this position to the Fund at the end of January after the market’s sharp move upward. We traded out of it during the sharp market sell-off in the beginning of February and eventually took 90% of the protection off at the end of March.

Since the inception of the Covered Bridge Fund, we are pleased with our overall performance and feel the Fund has performed as it should have given the volatility in the equity market. While the Fund has underperformed equity-only products, it has outperformed other option related strategies. The Fund is now in the option writing Morningstar category and we are pleased with the Fund’s performance within the category. Over the past 3 years (ending in 3/31/18), our results in this category are very strong and TCBIX ranks in the top 10% of all 82 option-based funds in the category.

The Fund’s stated objective is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. We achieve this objective by writing calls on some of the individual names we own, in essence, selling away the upside on these positions to produce this extra income. Along with producing income, writing calls helps dampen the volatility of an equity portfolio. While this is advantageous in flat to down equity markets, it will cause the Fund to lag long only equity products in a rising equity market.

As we move through 2018, we believe the market will continue to be volatile with further possible gains. That said, the US economy is now over eight years into an economic expansion that has driven US equity markets to all-time highs. While we remain optimistic that this will continue for a bit longer, we are watching diligently for signs of a slowdown. While it is difficult to call the top in equity prices, we believe that sometime in the next twelve to eighteen months the market will become much more volatile with a bias to the downside.

We have started to see volatility return to the market which should result in higher option premiums and an increase in income within the Fund. We also expect the market to start to shift away from the crowded growth or “FANG” trade which should help the relative performance of our underlying securities.

Our prospectus allows us to become very defensive if we see signs of an economic slowdown and a corresponding bear market. We are closely watching our economic indicators, the yield curve and corporate earnings for signs of trouble and are prepared to take appropriate actions and position the Fund very defensively when the time is right. We will do our best to protect the gains we have seen over the past few years!

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg, CFA &
Michael Dashner, CFA

*	There are 82 funds in 3 year Option Writing Category, rankings are based on trailing total returns, rankings based on 1 and 3 year period ending on 3/31/18.

©	2018 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Morningstar Rating is for the I share class only; other classes may have different performance characteristics.

Important Definitions: FANG: is the acronym for four high-performing technology stocks in the market as of 2017 – Facebook, Amazon, Netflix and Google (now Alphabet, Inc.). The S&P 500®: Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

Mutual funds involve risk including the possible loss of principal. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Covered Bridge Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.THECOVEREDBRIDGEFUND.com or by calling +1-855-525-2151. The prospectus should be read carefully before investing. The Covered Bridge Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Stonebridge Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC. 6402-NLD-4/30/2018

The Covered Bridge Fund
Portfolio Review (Unaudited)
March 31, 2018

The Fund’s performance figures* for the periods ended March 31, 2018, compared to its benchmark:

			Annualized
				Since
	Six Months	One Year	Three Years	Inception *
The Covered Bridge Fund:
Class A without Load	2.21%	5.79%	6.27%	6.79%
Class A with load	(3.16)%	0.26%	4.37%	5.52%
Class I	2.30%	6.02%	6.53%	7.06%
S&P 500 Total Return Index **	5.84%	13.99%	10.78%	12.68%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2019, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.65% and 1.40%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated February 1, 2018, including underlying funds, are 1.85% for Class A and 1.60% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2018

Shares		Fair Value

	COMMON STOCK - 89.8%
	AGRICULTURE - 1.4%
10,000	Philip Morris International, Inc. ^	$994,000

	AUTO MANUFACTURERS - 1.2%
22,500	General Motors Co. ^	817,650

	BANKS - 8.8%
26,000	BB&T Corp. ^	1,353,040
16,000	JPMorgan Chase & Co. ^	1,759,520
40,000	US Bancorp	2,020,000
20,000	Wells Fargo & Co. ^	1,048,200
		6,180,760
	BEVERAGES - 1.9%
30,000	Coca-Cola Co.	1,302,900

	BIOTECHNOLOGY - 4.7%
8,000	Amgen, Inc.	1,363,840
26,000	Gilead Sciences, Inc.	1,960,140
		3,323,980
	CHEMICALS - 2.0%
18,100	DowDuPont, Inc. ^	1,153,151
4,800	Nutrien Ltd.	226,848
		1,379,999

	COMPUTERS - 8.8%
26,000	Apple, Inc.	4,362,280
10,000	International Business Machines Corp.	1,534,300
4,000	Seagate Technology PLC ^	234,080
		6,130,660
	COSMETICS/PERSONAL CARE - 2.8%
25,000	Procter & Gamble Co.	1,982,000

	ELECTRIC - 5.3%
20,000	Dominion Energy, Inc.	1,348,600
15,000	Duke Energy Corp. ^	1,162,050
30,000	Exelon Corp.	1,170,300
		3,680,950
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
3,500	Emerson Electric Co. ^	239,050

	FOOD - 5.6%
30,000	Campbell Soup Co.	1,299,300
16,000	General Mills, Inc. ^	720,960
20,000	Kellogg Co.^	1,300,200
25,000	Kroger Co.^	598,500
		3,918,960
	HOME & OFFICE FURNISHINGS - 1.4%
37,500	Newell Brands, Inc.	955,500

	INVESTMENT MANAGEMENT - 1.4%
30,000	Invesco Ltd. ^	960,300

	IRON/STEEL - 1.0%
10,000	Nucor Corp.^	610,900
10,000	Vale SA - ADR	127,200
		738,100
	MEDIA - 2.4%
30,000	Viacom, Inc.	931,800
7,500	Walt Disney Co.	753,300
		1,685,100
	MINING - 0.9%
14,000	BHP Billiton Ltd. - ADR ^	622,020

	MISCELLANEOUS MANUFACTURING - 3.3%
170,000	General Electric Co. ^	2,291,600

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2018

Shares		Fair Value

	COMMON STOCK (Continued) - 89.8%
	OIL & GAS - 7.8%
40,000	BP PLC - ADR ^	$1,621,600
8,000	Chevron Corp. ^	912,320
6,000	Ensco PLC	26,340
20,000	Exxon Mobil Corp. ^	1,492,200
20,000	Schlumbrger Ltd. ^	1,295,600
12,000	Transocean Ltd. *	118,800
		5,466,860
	PHARMACEUTICALS - 7.8%
25,000	Bristol-Myers Squibb Co. ^	1,581,250
10,000	Johnson & Johnson	1,281,500
35,000	Merck & Co., Inc. ^	1,906,450
20,100	Pfizer, Inc. ^	713,349
		5,482,549
	REAL ESTATE INVESTMENT TRUSTS - 1.7%
50,000	HCP, Inc.	1,161,500

	RETAIL - 5.9%
20,000	CVS Health Corp.	1,244,200
5,000	Kohl’s Corp. ^	327,550
20,000	Nordstrom, Inc. ^	968,200
10,000	Starbucks Corp.	578,900
15,000	Target Corp. ^	1,041,450
		4,160,300
	SEMICONDUCTORS - 1.1%
15,000	Intel Corp. ^	781,200

	SOFTWARE - 1.3%
10,000	Microsoft Corp. ^	912,700

	TELECOMMUNICATIONS - 7.8%
60,000	AT&T, Inc.	2,139,000
34,000	China Mobile Ltd. - ADR	1,555,500
8,500	Cisco Systems, Inc. ^	364,565
20,000	Verizon Communications, Inc. ^	956,400
15,000	Vodafone Group PLC - ADR ^	417,300
		5,432,765
	TOYS/GAMES/HOBBIES - 1.7%
14,000	Hasbro, Inc. ^	1,180,200

	TRANSPORTATION - 1.5%
10,000	United Parcel Service, Inc. ^	1,046,600

	TOTAL COMMON STOCK (Cost - $69,776,980)	62,828,203

Contracts**

		Expiration	Exercise Price	Notional Amount
	PUT OPTIONS PURCHASED * - 0.3%
400	SPDR S&P 500 ETF Trust	April 2018	$265.00	$10,600,000	219,200
	TOTAL PUT OPTIONS PURCHASED (Cost - $110,440)				219,200

Shares

	SHORT-TERM INVESTMENT - 9.1%
	MONEY MARKET FUND - 9.1%
6,330,019	JPMorgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.56% +	6,330,019
	TOTAL SHORT-TERM INVESTMENT (Cost - $6,330,019)

	TOTAL INVESTMENTS - 99.2% (Cost - $76,217,439)	$69,377,422
	OPTIONS WRITTEN (Premiums Received - $331,808) - (0.3)%	(239,410)
	OTHER ASSETS LESS LIABILITIES - 1.1%	801,737
	NET ASSETS - 100.0%	$69,939,749

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2018

Contracts **		Expiration	Exercise Price	Notional Amount	Fair Value

	CALL OPTIONS WRITTEN * - (0.3)%
130	BB&T Corp.	April 2018	$55.00	$715,000	$4,225
70	BHP Billiton Ltd. - ADR	April 2018	46.00	322,000	3,710
180	BP PLC - ADR	April 2018	40.00	720,000	20,520
125	Bristol-Myers Squibb Co.	April 2018	67.50	843,750	5,875
30	Chevron Corp.	April 2018	116.00	348,000	4,350
40	Cisco Systems, Inc.	April 2018	45.00	180,000	1,000
90	DowDuPont, Inc.	April 2018	68.00	612,000	2,655
75	Duke Energy Corp.	April 2018	77.50	581,250	10,500
35	Emerson Electric Co.	April 2018	72.00	252,000	1,190
150	Exxon Mobil Corp.	April 2018	39.00	585,000	10,500
100	General Electric Co.	April 2018	15.00	150,000	1,400
100	General Mills, Inc.	April 2018	45.00	450,000	9,800
40	General Motors Co.	April 2019	38.00	152,000	1,360
70	Hasbro, Inc.	April 2018	92.50	647,500	1,050
75	Intel Corp.	April 2018	52.50	393,750	9,900
100	Invesco Ltd.	April 2018	33.00	330,000	4,000
80	JPMorgan Chase & Co.	April 2018	115.00	920,000	7,280
100	Kellogg Co.	April 2018	67.50	675,000	5,000
35	Kohl’s Corp.	April 2018	62.50	218,750	15,400
125	Kroger Co.	April 2018	24.00	300,000	9,125
50	Merck & Co., Inc.	May 2018	57.50	287,500	4,500
100	Microsoft Corp.	April 2018	92.00	920,000	26,600
100	Nordstrom, Inc.	April 2018	50.00	500,000	9,800
50	Nucor Corp.	April 2018	67.50	337,500	1,000
100	Pfizer, Inc.	April 2018	37.00	370,000	1,400
50	Philip Morris International, Inc.	April 2018	103.00	515,000	4,950
100	Schlumberger Ltd.	April 2018	67.50	675,000	8,700
40	Seagate Technology PLC	April 2018	62.50	250,000	3,040
75	Target Corp.	April 2018	72.50	543,750	5,250
40	United Parcel Service, Inc.	April 2018	110.00	440,000	2,880
100	Verizon Communications, Inc.	April 2018	48.00	480,000	5,700
150	Vodafone Group PLC - ADR	April 2018	29.00	435,000	2,250
100	Wells Fargo & Co.	April 2018	56.00	560,000	3,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $313,337)				207,910

	PUT OPTIONS WRITTEN * - (0.0)%
50	International Business Machines Corp.	April 2018	157.50	787,500	31,500
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $18,471)				31,500

	TOTAL OPTIONS WRITTEN (Premiums Received - $331,808)				$239,410

ADR - American Depositary Receipt

PLC - Public Limited Company

+	Variable rate security - interest rate is as of March 31, 2018.

^	Security is subject to written call options.

*	Non-income producing security.

**	Each call option contract allows the holder of the option to purchase 100 shares of the underlying stock.

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2018

Portfolio Composition as of March 31, 2018 (Unaudited)

Breakdown by Sector (Unaudited)		Breakdown by Country (Unaudited)
	Percent of Net		Percent of Net
	Assets		Assets
Common Stock	89.8%	Common Stock	89.8%
Consumer, Non-cyclical	26.1%	United States	83.4%
Financial	11.9%	Britain	2.9%
Technology	11.2%	Hong Kong	2.2%
Communications	10.2%	Australia	0.9%
Consumer, Cyclical	8.4%	Brazil	0.2%
Energy	7.8%	Switzerland	0.2%
Utilities	5.2%	Options Purchased	0.3%
Industrial	5.1%	Short-term Investments	9.1%
Basic Materials	3.9%	Call Options Written	(0.3)%
Options Purchased	0.3%	Other Assets Less Liabilities	1.1%
Short-term Investments	9.1%	Net Assets	100.0%
Call Options Written	(0.3)%
Other Assets Less Liabilities	1.1%
Net Assets	100.0%

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2018

Assets:
Investments in Securities at Value (cost $76,217,439)	$69,377,422
Deposits with Broker	854,803
Receivable for Fund Shares Sold	235,867
Dividend and Interest Receivable	110,257
Prepaid Expenses and Other Assets	27,272
Total Assets	70,605,621

Liabilities:
Payable for Investments Purchased	336,134
Options Written (premiums received $331,808)	239,410
Accrued Advisory Fees	56,292
Distribution (12b-1) Fees Payable	3,084
Payable for Fund Shares Redeemed	2,657
Payable to Related Parties	2,359
Accrued Expenses and Other Liabilities	25,936
Total Liabilities	665,872

Net Assets	$69,939,749

Class A Shares:
Net Assets (Unlimited shares of no par value beneficial interest authorized; 1,562,578 shares of beneficial interest outstanding)	$15,668,165
Net Asset Value and Redemption Price Per Share (a) ($15,668,165/1,562,578 shares of beneficial interest outstanding)	$10.03
Offering Price Per Share ($10.03/0.9475)	$10.59

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 5,430,225 shares of beneficial interest outstanding)	$54,271,584
Net Asset Value, Offering and Redemption Price Per Share (a) ($54,271,584/5,430,225 shares of beneficial interest outstanding)	$9.99

Composition of Net Assets:
Paid-in-Capital	$71,627,586
Undistributed net investment Income	22,452
Accumulated net realized gain from investments, options purchased, and options written	5,037,330
Net unrealized appreciation (depreciation) of:
Investments and options purchased	(6,840,017)
Written options	92,398
Net Assets	$69,939,749

(a)	The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2018

Investment Income:
Dividend Income (Less $7,302 Foreign Taxes)	$858,836
Interest Income	28,315
Total Investment Income	887,151

Expenses:
Investment Advisory Fees	325,504
Administration Fees	32,550
Interest expense	31,141
Transfer Agent Fees	22,232
Distribution (12b-1) Fees - Class A	18,074
Shareholder Service Fees	17,753
Chief Compliance Officer Fees	9,862
Audit Fees	7,495
Fund Accounting Fees	7,004
Legal Fees	6,905
Printing Expense	6,905
Registration & Filing Fees	6,905
Trustees’ Fees	6,905
Custody Fees	5,918
Insurance Expense	740
Miscellaneous Expenses	1,973
Total Expenses	507,866
Less: Fee Waived by Adviser	(6,402)
Net Expenses	501,464
Net Investment Income	385,687

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments and Options Purchased	4,097,843
Options Written	1,385,103
Total Net Realized Gain on Investments	5,482,946

Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Options Purchased	(4,739,994)
Options Written	197,863
Total Net Change in Unrealized Depreciation	(4,542,131)

Net Realized and Unrealized Gain on Investments	940,815

Net Increase in Net Assets Resulting From Operations	$1,326,502

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the
	Ended	Year Ended
	March 31, 2018	September 30, 2017
	(Unaudited)
Operations:
Net Investment income	$385,687	$542,671
Net realized gain from investments, options purchased, and options written	5,482,946	3,540,292
Net change in unrealized appreciation (depreciation) on investments, options purchased and options written	(4,542,131)	812,944
Net Increase in Net Assets Resulting From Operations	1,326,502	4,895,907

Distributions to Shareholders From:
From net investment income:
Class A ($0.03 and $0.08, respectively)	(51,453)	(90,683)
Class I ($0.06 and $0.12, respectively)	(324,348)	(461,496)
From net realized gains:
Class A ($0.63 and $0.62, respectively)	(826,421)	(459,072)
Class I ($0.63 and $0.62, respectively)	(2,888,311)	(1,798,051)
Net decrease in net assets from distributions to shareholders	(4,090,533)	(2,809,302)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (228,588 and 645,166 shares, respectively)	2,344,175	6,541,653
Distributions Reinvested (84,870 and 54,008 shares, respectively)	854,150	540,305
Redemption Fee Proceeds	50	12
Cost of Shares Redeemed (34,507 and 67,031 shares, respectively)	(355,121)	(682,282)
Total Class A	2,843,254	6,399,688

Class I
Proceeds from Shares Issued (808,968 and 1,891,727 shares, respectively)	8,302,264	19,113,236
Distributions Reinvested (302,133 and 218,098 shares, respectively)	3,031,354	2,178,771
Redemption Fee Proceeds	1,297	252
Cost of Shares Redeemed (480,111 and 198,655 shares, respectively)	(4,999,770)	(2,012,680)
Total Class I	6,335,145	19,279,579

Total Capital Share Transactions	9,178,399	25,679,267

Total Increase in Net Assets	6,414,368	27,765,872

Net Assets:
Beginning of Period	63,525,381	35,759,509
End of Period +	$69,939,749	$63,525,381
+ Includes undistributed net investment income	$22,452	$12,566

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six Months		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	March 31, 2018		September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.46		$10.11	$9.36	$11.19	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.05		0.09	0.08	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.18		0.96	1.15	(0.84)	1.17
Total from operations	0.23		1.05	1.23	(0.73)	1.25

Less Distributions:
From net investment income	(0.03)		(0.08)	(0.07)	(0.10)	(0.06)
From net realized gain	(0.63)		(0.62)	(0.41)	(1.00)	—
Total Distributions	(0.66)		(0.70)	(0.48)	(1.10)	(0.06)

Paid in capital from redemption fees (2)	0.00	(4)	0.00 (4)	—	0.00 (4)	0.00 (4)

Net Asset Value, End of Period	$10.03		$10.46	$10.11	$9.36	$11.19

Total Return (3)	2.21%		10.72%	13.58%	(7.13)%	12.55%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$15,668		$13,421	$6,584	$3,647	$3,745
Ratio of expenses to average net assets:
before reimbursement (5)	1.72	% (6)	2.10%	2.25%	2.33%	2.69%
net of reimbursement	1.70	% (6)	1.93%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (5)	1.67	% (6)	2.07%	2.25%	2.33%	2.69%
net of reimbursement	1.65	% (6)	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	0.97	% (6)	0.91%	0.81%	1.03%	0.76%
Portfolio turnover rate	98	% (7)	222%	193%	208%	266%

(1)	Class A commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads and redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six Months		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	March 31, 2018		September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.44		$10.10	$9.38	$11.20	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.06		0.12	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.18		0.96	1.14	(0.82)	1.18
Total from operations	0.24		1.08	1.24	(0.69)	1.29

Less Distributions:
From net investment income	(0.06)		(0.12)	(0.11)	(0.13)	(0.09)
From net realized gain	(0.63)		(0.62)	(0.41)	(1.00)	—
Total Distributions	(0.69)		(0.74)	(0.52)	(1.13)	(0.09)

Paid in capital from redemption fees (2)	0.00	(4)	0.00 (4)	—	0.00 (4)	0.00 (4)

Net Asset Value, End of Period	$9.99		$10.44	$10.10	$9.38	$11.20

Total Return (3)	2.30%		11.02%	13.73%	(6.80)%	12.88%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$54,272		$50,104	$29,175	$24,232	$22,094
Ratio of expenses to average net assets:
before reimbursement (5)	1.47	% (6)	1.85%	2.00%	2.08%	2.44%
net of reimbursement	1.45	% (6)	1.68%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (5)	1.42	% (6)	1.82%	2.00%	2.08%	2.44%
net of reimbursement	1.40	% (6)	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	1.23	% (6)	1.16%	1.09%	1.28%	1.04%
Portfolio turnover rate	98	% (7)	222%	193%	208%	266%

(1)	Class I commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2018

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 90 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of March 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$62,828,203	$—	$—	$62,828,203
Put Options Purchased	219,200	—	—	219,200
Short-Term Investment	6,330,019	—	—	6,330,019
Total	$69,377,422	$—	$—	$69,377,422
Liabilities
Options Written	$239,410	$—	$—	$239,410
Total	$239,410	$—	$—	$239,410

The Fund did not hold any Level 3 securities during the six months ended March 31, 2018.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the six months ended March 31, 2018.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of March 31, 2018 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets – The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2018.

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:				Liabilities

		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of	in the Statement of	Financial	Cash Collateral	Net
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Amount
Call Options Written	$239,410	$—	$239,410	$—	$239,410	$—
Total	$239,410	$—	$239,410	$—	$239,410	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2018:

Derivative Investment Type	Risk	Location on the Statement of Assets and Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$219,200
Options Written	Equity	Options Written	(239,410)

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the six months ended March 31, 2018:

Derivative Investment Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net realized gain on investments and options purchased	$1,087,099
Options Written	Equity	Net realized gain (loss) from options written	1,385,103
Options Purchased	Equity	Net change in unrealized appreciation (depreciation) on investments and options purchased	176,784
Options Written	Equity	Net change in unrealized appreciation (depreciation) on options written	197,863

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2015-2017) or expected to be taken in the Fund’s 2018 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

paid monthly, at an annual rate of 1.00% of the average daily net assets. For the six months ended March 31, 2018, the Adviser earned management fees of $325,504.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) at least until January 31, 2019, so that the total annual operating expenses of the Fund do not exceed 1.65% and 1.40% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at time of waiver, within thirty-six months of when the amounts were waived. During the six months ended March 31, 2018, the Adviser waived fees of $6,402 pursuant to its contractual agreement.

As of September 30, 2017, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2018	2019	2020	Total
$119,761	$108,863	$83,651	$312,275

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the six months ended March 31, 2018, pursuant to the Plan, the Fund paid $18,074. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the six months ended March 31, 2018, the Distributor received $77,393 in underwriting commissions for sales of Class A shares, of which $11,558 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2018, amounted to $68,808,717 and $58,891,660, respectively.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund from which the redemption is made. The Fund received redemption fees of $1,347 for the six months ended March 31, 2018.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at March 31, 2018, were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$75,899,778	$722,634	$7,484,400	$(6,761,766)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$2,809,302	$1,546,362
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$2,809,302	$1,546,362

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$3,320,520	$—	$—	$—	$(24,691)	$(2,219,635)	$1,076,194

The difference between book basis and tax basis accumulated net realized gain and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for real estate investment trusts, resulted in reclassification for the year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$21,675	$(21,675)

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2018, Stifel Nicolaus & Co, Inc. and Charles Schwab & Co, Inc. accounts holding shares for the benefit of others in nominee name, held approximately 72% and 26%, respectively, of the voting securities of the Fund’s Class A shares and Charles Schwab & Co, Inc. and Pershing LLC, accounts holding shares for the benefit of others in nominee name, held approximately 50% and 36%, respectively, of the voting securities of the Fund’s Class I shares. The

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

9.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Renewal of Advisory Agreement – The Covered Bridge Fund*

In connection with a meeting held on August 29-30, 2017, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Stonebridge Capital Advisors, LLC (“SCA”) and the Trust, with respect to The Covered Bridge Fund (“Covered Bridge”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Covered Bridge and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that SCA was founded in 1997 as a registered investment adviser servicing institutional and high net worth investors, and that its principals had extensive management experience in portfolio management, research, equity trading, marketing and fund administration. The Board discussed SCA’s disciplined option writing strategy which used a proprietary analysis to target industries and sectors that were on the rise, and employed various option strategies over a portion of the portfolio to protect it in declining markets. The Board recognized that SCA’s strong risk management process used covered calls and, in extreme market declines, purchased index puts in the portfolio. The Board observed that SCA’s Chief Compliance Officer monitored trading activities weekly, and that its equity team reviewed Covered Bridge monthly to assure compliance with Covered Bridge’s investment limitations. The Board noted that SCA selected and reviewed its broker dealers in accordance with its best execution policies and procedures. The Board expressed its satisfaction with SCA’s veteran investment team and product expertise with complex investment strategies that involved deep and continuous research. The Board appreciated SCA’s willingness to add resources to support Covered Bridge, and concluded that SCA should continue to provide high quality services to Covered Bridge and its shareholders.

Performance. The Board noted that Covered Bridge had a 4-star rating from Morningstar, and that it significantly outperformed the peer group and Morningstar category over the one-year period. It underperformed the Benchmark S&P 500 TR for the same period. The Board further noted that in the three-year and since inception period, Covered Bridge outperformed the peer group and Morningstar category, but still underperformed the benchmark. The Board observed that Covered Bridge ranked in the top quartiles for the one-year and three-year periods compared to the Morningstar category, and that SCA believed Covered Bridge had performed according to expectations since inception. The Board discussed that stock selection and option overlays allowed Covered Bridge to perform well in the observed periods, and that Covered Bridge underperformance relative to equity-onlystrategies was not expected, while outperforming other option related strategies. The Board agreed that SCA’s investment strategy appeared to be working as intended. The Board noted that SCA had done a commendable job of investing in high dividend paying stocks, producing income, and employing an option risk overlay with less volatility than the equity market. Although past performance is not predictive of future returns, the Board concluded that SCA had provided reasonable results to Covered Bridge and its shareholders.

Fees and Expenses. The Board remarked that SCA’s 1.25% advisory fee was higher than the peer group median and Morningstar category median. It further noted that Covered Bridge’s net expense ratio was also higher than the peer group and Morningstar category. The Board discussed that SCA attributed its fee and expense ratio to Covered Bridge’s labor intensive investment strategy and high initial start-up costs. The Board acknowledged that SCA agreed to consider lower fees as assets under management grew. Given these considerations, the Board concluded that SCA’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed Covered Bridge’s size and its prospects for growth, concluding that it had not yet achieved meaningful economies of scale that would justify the implementation of breakpoints. It was noted that SCA agreed that, as Covered Bridge grew and SCA achieved material economies of scale related to the services it provided, SCA would be willing to discuss implementing breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board reviewed SCA’s profitability analysis in connection with its management of Covered Bridge, and acknowledged that SCA was managing Covered Bridge at a loss. The Board concluded, therefore, that SCA’s profitability was not excessive.

Conclusion. Having requested and received such information from SCA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the advisory fee was reasonable and that renewal of the Advisory Agreement was in the best interests of Covered Bridge and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Covered Bridge Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning October 1, 2017 through March 31, 2018.

Actual Expenses

The “Actual Expenses” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(10/1/17)	(3/31/18)	(10/1/17 to 3/31/18)*
Actual
Class A	$1,000.00	$1,022.10	$8.32
Class I	$1,000.00	$1,023.00	$7.06
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.70	$8.30
Class I	$1,000.00	$1,017.95	$7.04

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.65% and 1.40% for Class A and Class I, respectively, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/8/18

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/8/18